Citigroup 2013 US Financial Services Conference March 6, 2013 Exhibit 99

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,”
“positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to update forward-looking statements.
On August 27, 2012, M&T Bank Corporation, a New York corporation (“M&T”), entered into an Agreement and Plan of
Merger (the “Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and Wilmington
Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”). In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule;
delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Who is M&T Bank Today?
Founded in 1856
$83 billion total assets, 14,943 employees
727 domestic branches and more than 2,000 ATMs located primarily in New York,
Maryland, Pennsylvania, Washington, D.C., Virginia, West Virginia and Delaware
Over 2 million consumer/retail household customers and 206,000 commercial customers
Substantial focus on small business lending - #1 SBA lender in M&T’s major markets
23 acquisitions over the past 25 years, including 5 government assisted
Notes: All information as of 12/31/12
Acquisition count excludes pending Hudson City merger

M&T’s Time-tested Business Model
Prudent lending - knowledge of local markets
Straightforward products - understood by our customers
An efficient operator in a commoditized industry
Our people – management and employees – are foundational to our success
High level of insider ownership with focus on:
• Return over volumes
• Disciplined capital allocation
Cautious approach to investment – we grow when and where it makes sense

Demonstrated track record of low volatility
% Rank % Rank
M&T 0.25% 1 5.9% 1
Peer 1 0.62% 5 11.9% 2
Peer 2 0.60% 4 13.4% 3
Peer 3 0.51% 3 14.5% 4
Peer 4 1.04% 10 31.7% 5
Peer 5 0.50% 2 92.1% 6
Peer 6 0.93% 9 116.6% 7
Peer 7 0.76% 6 142.1% 8
Peer 8 0.82% 7 150.8% 9
Peer 9 0.87% 8 245.9% 10
Peer 10 1.14% 12 484.9% 11
Peer 11 1.06% 11 1985.5% 12
Peer Median 0.8% 116.6%
20 Year Volatility Metrics
FDIC Core Earnings
Ratio (ROA)
2
(Q3'92-Q3'12)
NCO/Avg Loans (%)
1
(Q3'92-Q3'12)
(1)
NCO/Avg Loans calculated as standard deviation of net charge-offs.
(2) Volatility calculated as the standard deviation of QoQ change in the FDIC’s Core Earnings Ratio: 4qtr core earnings / average 5qtr end of period assets (Core earnings = net income excluding securities gain / loss and extraordinary items). Core Earnings ratio is a non-GAAP financial measure; as such, a reconciliation of GAAP to non-GAAP financial measures is available in the Appendix.
Source: Regulatory FR-Y9C reported data per SNL Financial.

Total Returns to Shareholders
1
1    Total Return To Shareholder from 12/31/1999 to 12/31/2012, as sourced from Barclays Capital and SNL Financial

# Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS # Company TRS
1 TCF Financial 85% 1 UnionBanCal 63% 1 Wachovia 20% 1 Fleet Boston 88% 1 SouthTrust 36% 1 State Street 15% 1 Compass 27% 1 Northern Trust 28% 1 Commerce 85% 1 Comerica 50% 1 Huntington 89% 1 US Bancorp (Firstar) 2% 1 BAC 110%
2 Commerce 82% 2 Bank of America 43% 2 Popular 19% 2 JP Morgan (Chase) 60% 2 Popular 32% 2 Zions 13% 2 Bank of NY 27% 2 Bank of NY 27% 2 UnionBanCal 55% 2 First Horizon 36% 2 Zions 89% 2 Old National 1% 2 Synovus 77%
3 State Street 71% 3 North Fork 34% 3 Regions 15% 3 Zions 59% 3 Charter One 32% 3 Mellon 13% 3 US Bancorp (Firstar) 26% 3 State Street 22% 3 Old National 28% 3 JP Morgan (Chase) 34% 3 Key 60% 3 BB&T -2% 3 Regions 67%
4 PNC 70% 4 Union Planters 33% 4 Bank of America 15% 4 Synovus 53% 4 TCF Financial 29% 4 PNC 12% 4 Mellon 26% 4 Commerce 10% 4 Valley 17% 4 MTB 23% 4 Fifth Third 51% 4 PNC -3% 4 SunTrust 61%
5 MTB 66% 5 AmSouth 30% 5 Charter One 14% 5 UnionBanCal 50% 5 National Commerce 28% 5 UnionBanCal 9% 5 JP Morgan (Chase) 26% 5 Compass 9% 5 FirstMerit 9% 5 Fifth Third 19% 5 SunTrust 46% 5 Valley -4% 5 Citicorp 51%
6 Charter One 64% 6 First Horizon 29% 6 Compass 14% 6 Banknorth 48% 6 Compass 27% 6 Northern Trust 9% 6 Mercantile 24% 6 Mellon 5% 6 Wells Fargo 2% 6 State Street 11% 6 Comerica 44% 6 MTB -9% 6 Popular 50%
7 Northern Trust 55% 7 M&I 27% 7 First Virginia 13% 7 US Bancorp (Firstar) 45% 7 Commerce 24% 7 Commerce 8% 7 PNC 24% 7 Banknorth 1% 7 BB&T -4% 7 PNC 10% 7 Citicorp 43% 7 Wells Fargo -10% 7 JP Morgan (Chase) 36%
8 Mellon 48% 8 SouthTrust 24% 8 Huntington 13% 8 M&I 43% 8 Regions 23% 8 Mercantile 8% 8 State Street 23% 8 Mercantile -2% 8 US Bancorp (Firstar) -17% 8 Bank of America 7% 8 Popular 39% 8 Fifth Third -11% 8 MTB 33%
9 North Fork 47% 9 First Union 23% 9 Commerce 11% 9 Bank of NY 42% 9 Old National 23% 9 JP Morgan (Chase) 6% 9 Bank of America 21% 9 JP Morgan (Chase) -7% 9 Associated -18% 9 FirstMerit 4% 9 Associated 38% 9 State Street -11% 9 Bank of NY 32%
10 Wells Fargo 41% 10 Compass 23% 10 MTB 10% 10 Citicorp 42% 10 Bank of America 22% 10 AmSouth 5% 10 Key 20% 10 US Bancorp (Firstar) -8% 10 Synovus -19% 10 Northern Trust 3% 10 MTB 35% 10 Key -12% 10 Zions 32%
11 BB&T 40% 11 Associated 20% 11 Wells Fargo 10% 11 PNC 36% 11 Associated 20% 11 Citicorp 5% 11 SunTrust 20% 11 PNC -8% 11 TCF Financial -19% 11 TCF Financial 3% 11 Regions 33% 11 Huntington -19% 11 Northern Trust 30%
12 Bank of NY 40% 12 Commerce 17% 12 Associated 10% 12 Popular 36% 12 Key 20% 12 Wells Fargo 4% 12 Valley 20% 12 Wells Fargo -12% 12 PNC -22% 12 Bank of NY 1% 12 Synovus 31% 12 JP Morgan (Chase) -20% 12 Wells Fargo 27%
13 Synovus 39% 13 Wachovia 16% 13 North Fork 8% 13 SouthTrust 36% 13 M&I 18% 13 Wachovia 4% 13 Citicorp 20% 13 FirstMerit -12% 13 JP Morgan (Chase) -25% 13 BB&T -2% 13 M&I 28% 13 FirstMerit -20% 13 First Horizon 24%
14 Banknorth 37% 14 Banknorth 16% 14 Key 8% 14 State Street 35% 14 Wachovia 17% 14 BB&T 3% 14 Northern Trust 19% 14 Old National -17% 14 MTB -27% 14 Wells Fargo -6% 14 US Bancorp (Firstar) 21% 14 Associated -26% 14 Fifth Third 23%
15 Mercantile 35% 15 Regions 14% 15 UnionBanCal 6% 15 Comerica 35% 15 Banknorth 15% 15 MTB 3% 15 Synovus 17% 15 UnionBanCal -17% 15 Northern Trust -31% 15 US Bancorp (Firstar) -9% 15 PNC 16% 15 Northern Trust -27% 15 US Bancorp (Firstar) 21%
16 Old Kent 34% 16 Popular 13% 16 AmSouth 6% 16 Northern Trust 34% 16 National City 15% 16 Bank of America 2% 16 Wells Fargo 17% 16 Bank of America -19% 16 First Horizon -37% 16 Valley -22% 16 Wells Fargo 16% 16 TCF Financial -29% 16 TCF Financial 20%
17 Key 34% 17 Huntington 11% 17 BB&T 6% 17 AmSouth 33% 17 UnionBanCal 15% 17 Compass 2% 17 AmSouth 17% 17 Associated -19% 17 Bank of NY -40% 17 Old National -29% 17 Valley 12% 17 First Horizon -32% 17 Comerica 20%
18 JP Morgan (old) 34% 18 Summit Bancorp 11% 18 US Bancorp (Firstar) 5% 18 Wachovia 32% 18 Mercantile 15% 18 SunTrust 2% 18 Regions 15% 18 Synovus -20% 18 Huntington -44% 18 SunTrust -30% 18 TCF Financial 10% 18 Zions -33% 18 Associated 20%
19 Comerica 32% 19 First Virginia 9% 19 Old National 4% 19 FirstMerit 31% 19 Bank One 14% 19 Associated 1% 19 Banknorth 15% 19 Valley -22% 19 M&I -45% 19 Regions -31% 19 Bank of NY 9% 19 Bank of NY -33% 19 Huntington 19%
20 Summit Bancorp 31% 20 Bank One 9% 20 SouthTrust 3% 20 Associated 31% 20 Huntington 14% 20 Key 1% 20 M&I 14% 20 Comerica -22% 20 Zions -45% 20 Key -34% 20 Northern Trust 8% 20 Regions -38% 20 State Street 19%
21 Valley 30% 21 MTB 9% 21 Valley 3% 21 Compass 30% 21 Zions 13% 21 Regions 0% 21 MTB 14% 21 SunTrust -23% 21 Popular -49% 21 Associated -46% 21 State Street 7% 21 Comerica -38% 21 BB&T 19%
22 National City 28% 22 Valley 8% 22 Banknorth 3% 22 Wells Fargo 29% 22 Comerica 13% 22 US Bancorp (Firstar) 0% 22 First Horizon 14% 22 BB&T -27% 22 SunTrust -50% 22 Zions -47% 22 BB&T 6% 22 SunTrust -40% 22 Key 12%
23 US Bancorp (old) 27% 23 National City 6% 23 First Horizon 2% 23 National City 29% 23 BB&T 13% 23 M&I 0% 23 National City 14% 23 Wachovia -30% 23 State Street -51% 23 Citicorp -51% 23 JP Morgan (Chase) 2% 23 Citicorp -44% 23 Old National 5%
24 Fifth Third 24% 24 FirstMerit 5% 24 Union Planters -2% 24 SunTrust 29% 24 MTB 12% 24 Huntington -1% 24 Fifth Third 13% 24 MTB -32% 24 Comerica -51% 24 Huntington -52% 24 FirstMerit 2% 24 Synovus -45% 24 PNC 4%
25 Citicorp 24% 25 National Commerce 5% 25 National City -3% 25 Bank One 28% 25 US Bancorp (Firstar) 10% 25 Bank of NY -2% 25 Wachovia 12% 25 TCF Financial -32% 25 Key -62% 25 Popular -56% 25 Old National -2% 25 Popular -56% 25 FirstMerit -2%
26 FirstMerit 22% 26 Fifth Third 5% 26 National Commerce -3% 26 First Horizon 27% 26 North Fork 10% 26 North Fork -2% 26 Zions 11% 26 M&I -32% 26 Bank of America -63% 26 M&I -60% 26 First Horizon -6% 26 BAC -58% 26 Valley -16%
27 Bank One 19% 27 SunTrust 2% 27 Fifth Third -3% 27 Mellon 26% 27 JP Morgan (Chase) 10% 27 Synovus -3% 27 Associated 11% 27 Regions -34% 27 Regions -64% 27 Synovus -75% 27 BAC -11% 27 M&I NA 27 M&I NA
28 First Virginia 16% 28 Charter One 1% 28 Bank One -4% 28 MTB 26% 28 AmSouth 10% 28 Comerica -3% 28 BB&T 9% 28 Huntington -34% 28 Fifth Third -66% 28 Charter One NA 28 Charter One NA 28 Charter One NA 28 Charter One NA
29 Regions 14% 29 US Bancorp (old) 1% 29 TCF Financial -7% 29 Huntington 24% 29 FirstMerit 9% 29 Valley -5% 29 Comerica 8% 29 Fifth Third -35% 29 Citicorp -76% 29 Mellon NA 29 Mellon NA 29 Mellon NA 29 Mellon NA
30 US Bancorp (Firstar) 13% 30 TCF Financial 1% 30 SunTrust -7% 30 Charter One 24% 30 Wells Fargo 9% 30 FirstMerit -5% 30 North Fork 6% 30 Key -36% 30 Wachovia -85% 30 North Fork NA 30 North Fork NA 30 North Fork NA 30 North Fork NA
31 Compass 12% 31 Fleet Boston 1% 31 Mercantile -10% 31 Commerce 24% 31 PNC 9% 31 National City -7% 31 Huntington 4% 31 Popular -38% 31 National City -89% 31 Mercantile NA 31 Mercantile NA 31 Mercantile NA 31 Mercantile NA
32 Fleet Boston 12% 32 Citicorp 0% 32 M&I -12% 32 North Fork 24% 32 Northern Trust 7% 32 First Horizon -7% 32 Commerce 4% 32 Zions -42% 32 Charter One NA 32 Banknorth NA 32 Banknorth NA 32 Banknorth NA 32 Banknorth NA
33 National Commerce 12% 33 Mercantile 0% 33 FirstMerit -17% 33 Key 22% 33 SunTrust 6% 33 Old National -9% 33 TCF Financial 1% 33 Citicorp -45% 33 Mellon NA 33 Commerce NA 33 Commerce NA 33 Commerce NA 33 Commerce NA
34 SouthTrust 12% 34 Comerica 0% 34 Synovus -21% 34 TCF Financial 21% 34 Bank of NY 4% 34 TCF Financial -13% 34 FirstMerit -2% 34 National City -53% 34 North Fork NA 34 National City NA 34 National City NA 34 National City NA 34 National City NA
35 Zions 7% 35 BB&T 0% 35 Comerica -22% 35 Valley 20% 35 Fleet Boston 4% 35 Fifth Third -17% 35 UnionBanCal -8% 35 First Horizon -54% 35 Mercantile NA 35 Old Kent NA 35 Old Kent NA 35 Old Kent NA 35 Old Kent NA
36 First Horizon 6% 36 Synovus -5% 36 PNC -22% 36 Bank of America 20% 36 Valley 3% 36 Banknorth -18% 36 Old National -9% 36 Charter One NA 36 Banknorth NA 36 JP Morgan NA 36 JP Morgan NA 36 JP Morgan NA 36 JP Morgan NA
37 Associated 2% 37 US Bancorp (Firstar) -7% 37 Zions -24% 37 First Virginia 19% 37 Citicorp 3% 37 Popular -25% 37 Popular -12% 37 North Fork NA 37 Old Kent NA 37 US Bancorp NA 37 US Bancorp NA 37 US Bancorp NA 37 US Bancorp NA
38 Old National -1% 38 Key -9% 38 Citicorp -24% 38 Mercantile 18% 38 Synovus 2% 38 Charter One NA 38 Charter One NA 38 Old Kent NA 38 JP Morgan NA 38 Summit Bancorp NA 38 Summit Bancorp NA 38 Summit Bancorp NA 38 Summit Bancorp NA
39 Popular -3% 39 Old National -9% 39 State Street -25% 39 National Commerce 18% 39 First Horizon 1% 39 Old Kent NA 39 Old Kent NA 39 JP Morgan NA 39 US Bancorp NA 39 Bank One NA 39 Bank One NA 39 Bank One NA 39 Bank One NA
40 Union Planters -3% 40 Old Kent -12% 40 Mellon -30% 40 Union Planters 17% 40 Mellon -1% 40 JP Morgan NA 40 JP Morgan NA 40 US Bancorp NA 40 Summit Bancorp NA 40 First Virginia NA 40 First Virginia NA 40 First Virginia NA 40 First Virginia NA
41 Bank of America -5% 41 Zions -15% 41 Fleet Boston -30% 41 Regions 16% 41 Union Planters -3% 41 US Bancorp NA 41 US Bancorp NA 41 Summit Bancorp NA 41 Bank One NA 41 National Commerce NA 41 National Commerce NA 41 National Commerce NA 41 National Commerce NA
42 SunTrust -6% 42 State Street -15% 42 JP Morgan (Chase) -31% 42 BB&T 8% 42 State Street -4% 42 Summit Bancorp NA 42 Summit Bancorp NA 42 Bank One NA 42 First Virginia NA 42 SouthTrust NA 42 SouthTrust NA 42 SouthTrust NA 42 SouthTrust NA
43 Wachovia -10% 43 JP Morgan (Chase) -17% 43 Bank of NY -40% 43 Fifth Third 3% 43 Fifth Third -18% 43 Bank One NA 43 Bank One NA 43 First Virginia NA 43 National Commerce NA 43 Union Planters NA 43 Union Planters NA 43 Union Planters NA 43 Union Planters NA
44 JP Morgan (Chase) -10% 44 Wells Fargo -20% 44 Northern Trust -41% 44 Old National 2% 44 Old Kent NA 44 First Virginia NA 44 First Virginia NA 44 National Commerce NA 44 SouthTrust NA 44 Wachovia NA 44 Wachovia NA 44 Wachovia NA 44 Wachovia NA
45 First Union -11% 45 PNC -21% 45 Old Kent NA 45 Old Kent NA 45 JP Morgan NA 45 National Commerce NA 45 National Commerce NA 45 SouthTrust NA 45 Union Planters NA 45 First Union NA 45 First Union NA 45 First Union NA 45 First Union NA
46 AmSouth -17% 46 Mellon -22% 46 JP Morgan NA 46 JP Morgan NA 46 US Bancorp NA 46 SouthTrust NA 46 SouthTrust NA 46 Union Planters NA 46 First Union NA 46 First Security NA 46 First Security NA 46 First Security NA 46 First Security NA
47 M&I -17% 47 Bank of NY -25% 47 US Bancorp NA 47 US Bancorp NA 47 Summit Bancorp NA 47 Union Planters NA 47 Union Planters NA 47 First Union NA 47 First Security NA 47 Compass NA 47 Compass NA 47 Compass NA 47 Compass NA
48 Huntington -22% 48 Northern Trust -25% 48 Summit Bancorp NA 48 Summit Bancorp NA 48 First Virginia NA 48 First Union NA 48 First Union NA 48 First Security NA 48 Compass NA 48 AmSouth NA 48 AmSouth NA 48 AmSouth NA 48 AmSouth NA
49 UnionBanCal -37% 49 JP Morgan NA 49 First Union NA 49 First Union NA 49 First Union NA 49 First Security NA 49 First Security NA 49 AmSouth NA 49 AmSouth NA 49 UnionBanCal NA 49 UnionBanCal NA 49 UnionBanCal NA 49 UnionBanCal NA
50 First Security -40% 50 First Security NA 50 First Security NA 50 First Security NA 50 First Security NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA 50 Fleet Boston NA
2010 2005 2000 2001 2002 2003 2004 2006 2007 2008 2009 2011 2012

7 Financial Review

Strong 2012 Earnings Results
GAAP Earnings
2006 2007 2008 2009 2010 2011 2012
Net Income ($MM) 839 654 556 380 736 859 1,029
EPS ($ per share) 7.37 5.95 5.01 2.89 5.69 6.35 7.54
Net Operating Earnings
Net Operating Income ($MM) 881 704 599 455 755 884 1,073
Net Operating EPS ($ per share) 7.73 6.40 5.39 3.54 5.84 6.55 7.88
Net Operating Income and Net Operating EPS are non-GAAP financial measures (Excludes merger-related gains and expenses and amortization expense associated with intangible assets ).  Refer to the Appendix for a reconciliation between these measures and GAAP.

2006 2007 2008 2009 2010 2011
GAAP Earnings per share
7.37 $
$ 5.95 $ 5.01 $ 2.89 $ 5.69 $ 6.35
Net Interest Margin 3.70% 3.60% 3.38% 3.49% 3.84% 3.73%
Efficiency Ratio - Tangible
(1)
51.51% 52.77% 54.35% 56.50% 53.71% 60.43%
Pre-tax, Pre-provision Earnings ($MM)
(1)
1,312
1,156 1,152 1,123 1,461 1,495
Allowance to Loans (As At)
1.51%
1.58% 1.61% 1.69% 1.74% 1.51%
Net Charge-Offs to Loans 0.16% 0.26% 0.78% 1.01% 0.67% 0.47%
Net Operating Return on
  Tangible Assets
(2)
1.67% 1.27% 0.97% 0.71% 1.17% 1.26%
  Tangible Common Equity
(2)
29.55% 22.58% 19.63% 13.42% 18.95% 17.96%
Common Equity to Assets - Tangible
5.84%
5.01% 4.59% 5.13% 6.19% 6.40% 7.20%
Tier 1 Common Capital Ratio 6.42% 5.62% 6.08% 5.66% 6.52% 6.86% 7.57%
TBV per Share 28.57 27.98 25.94 28.27 33.26 37.79
1.40%
19.42%
44.61
$    7.54
2012
3.73%
56.19%
1,757
1.39%
0.30%
Key Ratios
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the Appendix.
(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
Superior
pre-credit
earnings
Strong
credit
through
crisis
Focused
on returns
Consistent
capital
generation

Continued to lend, take deposits and acquire customers organically
• Capitalized on the opportunity in Upstate NY markets
Opportunity for acquisitions in a troubled economy
• Provident Bankshares – largest independent bank based in MD
• Wilmington Trust – M&T one of the largest trust companies among U.S. BHCs
• Hudson City – Enhances metropolitan NY/NJ presence
Our stability allowed a smooth exit from TARP
Strength and Stability Through the Great Recession
“While our earnings in 2012 look more like 2006, we emerged from the crisis a much stronger, deeper and reinvigorated franchise than we were in 2006.”
– Robert G. Wilmers, Chairman of the Board and Chief Executive Officer

Watertown
Oshawa
Toronto
Lake Ontario
Hamilton
Niagara Falls
Rochester
Syracuse
Utica
Saratoga Springs
Buffalo
Schenectady
Albany
Ithaca
New York
Pittsfield
Jamestown
Elmira
Binghamton
Pennsylvania
Poughkeepsie
Waterbury
New Haven
Scranton
Wilkes Barre
Williamsport
Bridgeport
Stamford
State College
Paterson
Newark
New York
Allentown
Altoona
Pittsburgh
Johnstown
Harrisburg
Trenton
Lancaster
Philadelphia
York
New Jersey
Wilmington
Morgantown
Cumberland
Hagerstown
Atlantic City
Baltimore
Winchester
Dover
Annapolis
Washington, D.C.
West Virginia
Alexandria
St. Charles
Delaware
Harrisonburg
Fredericksburg
Charlottesville
Maryland
Virginia
Richmond
Atlantic Ocean
Lynchburg
Roanoke
Petersburg

M&T Bank Corporation

M&T’s Geographic Footprint - 2006
203 miles
• A circle drawn around the
edges of M&T’s footprint has
a radius of just 203 miles
• M&T’s footprint is the most
compact among super-
regional banks
Existing M&T Branches
M&T market

KEYSTONE
ALLFIRST
PROVIDENT
WILMINGTON TRUST
HUDSON CITY
Median 2.9
2.4
2.7
2.0
2.0
3.3
2.9
4.5
2.6
3.4
3.1
3.8
2.9
4.4
2.6
1.9
2.2
3.0
3.2
3.9
2.9
2.8
4.4
2.7
4.5
3.7
4.8
3.9
8.8
2.6
2.9
4.3
4.4
4.9
3.0
4.9
2.6
3.9
4.3
2.2
7.8
3.4
5.2
4.9
2.5
3.2
3.0
3.1
3.3
0.9
0.6
0.5
1.4
1.7
1.0
1.4
2.0
2.3
1.0
1.0
2.2
0.8
BB&T / One Valley Bancorp / Feb-00
National Commerce Bancorp. / CCB Financial Corp / Mar-00
Wells Fargo / First Security / Apr-00
M&T Bank / Keystone / May-00
Chase Manhattan / J.P. Morgan / Sep-00
FleetBoston / Summit Bancorp / Oct-00
Firstar / U.S. Bancorp / Oct-00
Comerica / Imperial Bancorp / Nov-00
Fifth Third / Old Kent Financial / Nov-00
ABN AMRO / Michigan National / Nov-00
BB&T / F&M National / Jan-01
RBC / Centura Banks / Jan-01
Citigroup / EAB / Feb-01
First Union / Wachovia / Apr-01
BNP Paribas / BancWest / May-01
BNP Paribas / United California Bank / Dec-01
M&T Bank / Allfirst Financial / Sep-02
BB&T / First Virginia / Jan-03
Bank of America / FleetBoston / Oct-03
J.P. Morgan / Bank One / Jan-04
Regions Financial / Union Planters / Jan-04
North Fork Bancorporation / GreenPoint Financial / Feb-04
National City / Provident Financial / Feb-04
BNP Paribas / Community First Bankshares / Mar-04
RBS / Charter One / May-04
SunTrust / National Commerce / May-04
Wachovia / SouthTrust / Jun-04
Fifth Third / First National Bankshares of Florida / Aug-04
TD Bank / Banknorth / Aug-04
Capital One / Hibernia / Mar-05
Zions / Amegy / Jul-05
TD Banknorth / Hudson United / Jul-05
Capital One / North Fork Bancorporation / Mar-06
Regions Financial / AmSouth / May-06
Banco Bilbao / Texas Regional / Jun-06
Citizens Banking / Republic Bancorp / Jun-06
PNC / Mercantile Bankshares / Oct-06
Bank of America / U.S. Trust / Nov-06
TD Bank / TD Banknorth / Nov-06
Bank of New York / Mellon Financial / Dec-06
Huntington / Sky Financial / Dec-06
State Street / Investors Financial / Feb-07
Banco Bilbao / Compass Bancshares / Feb-07
Bank of America / LaSalle Bank / Apr-07
Wells Fargo / Greater Bay Bancorp / May-07
Fifth Third / First Charter / Aug-07
RBC / Alabama National / Sep-07
TD Bank / Commerce Bancorp / Oct-07
Mitsubishi UFJ / UnionBanCal / Aug-08
Wells Fargo / Wachovia / Oct-08
PNC / National City / Oct-08
M&T Bank / Provident / Dec-08
First Niagara / NewAlliance / Aug-10
M&T Bank / Wilmington Trust / Oct-10
BMO Financial / Marshall & Ilsley / Dec-10
Hancock / Whitney / Dec-10
Comerica / Sterling Bancshares / Jan-11
Capital One / ING Bank / Jun-11
PNC / RBC Bank (USA) / Jun-11
Mitsubishi UFJ / Pacific Capital Bancorp / Mar-12
M&T Bank / Hudson City / Aug-12

M&T Bank Corporation

12
Acquisition
MTB Total
Return
BKX Total
Return Outperformance
Wilmington Trust 43.3% 24.7% 18.6%
Provident 114.9% 34.0% 80.9%
Allfirst 71.3% 1.5% 69.8%
Keystone 253.7% -2.6% 256.3%
Total Returns to Date Since Acquisition Announcement*
M&T’s Acquisitions vs. Bank Deals > than $1B since 2000:
Deal Value / Tangible Common Equity
The M&T strategy: Value accrues to seller over time
(1) Deal Value at Announcement and Tangible Common Equity at Most Recent Quarter before Announcement
(2) Although Provident and Wilmington were both less than $1.0 billion in Deal Value, they have been included for reference
(3) Source: SNL Financial, SNL Total Return for MTB, Google Finance - BKX Total Return
* Return calculated from first closing price post-announcement [Wilmington: 11/1/2010, Provident: 12/19/2008, Allfirst: 9/26/2002, Keystone: 5/17/2000] through  3/5 /12

Deploying Capital Where and When it Makes Sense
Cumulative Capital Retained, Dividends and Share Repurchases
5 Years
2003 - 2007
5 Years
2008 - 2012
30 Years
1983 - 2012
Dividends
49%
Capital
Retained
51%
Share
Repurchases
52%
Dividends
28%
Capital
Retained
20%
Share
Repurchases
31%
Dividends
32%
Capital
Retained
37%

Oshawa
Toronto
Lake Ontario
Hamilton
Niagara Falls
Buffalo
Rochester
Syracuse
Utica
Saratoga Springs
Schenectady
Albany
Pittsfield
New York
Ithaca
Jamestown
Elmira
Binghamton
Pennsylvania
Scranton
Poughkeepsie
Waterbury
New Haven
Bridgeport
Stamford
Williamsport
Wilkes Barre
Paterson
State College
Newark
New York
Pittsburgh
Altoona
Johnstown
Allentown
Harrisburg
Trenton
Philadelphia
York
Lancaster
New Jersey
Morgantown
Cumberland
Hagerstown
Wilmington
Winchester
Baltimore
Atlantic City
Dover
West Virginia
Washington, D.C.
Annapolis
Alexandria
Delaware
Harrisonburg
St. Charles
Fredericksburg
Charlottesville
Maryland
Virginia
Lynchburg
Roanoke
Richmond
Atlantic Ocean

M&T Bank Corporation

14
M&T’s Proforma Geographic Footprint - 2013
230 miles
Wilmington  Trust market
Provident Bankshares market
Hudson City Branches
Hudson City market
Existing M&T Branches
M&T market
• Over the past six years, M&T
has doubled in size, while the
radius of its footprint grew by
just 27 miles, increasing
density while remaining
manageable

Our People are Foundational to our Success
Long-tenure sustains M&T’s culture
14 Management Group members - 23.4 years
78 Senior Vice Presidents – 20.4 years
678 Branch managers - 13.8 years
All employees - 11.1 years; over twice the industry average of 4.8 years
Consistent process to acquire, groom and retain talent over time
Result has been managerial capacity for acquired and organic growth

M&T Deposit M&T Deposit Deposit
Market Market Market Market Growth
U.S. Cities Position Share Position Share '06 to '12
Buffalo 2 32.0% 1 42.8% 45.1%
Syracuse 1 19.5% 1 23.3% 48.2%
Rochester 2 18.9% 1 24.0% 47.3%
Binghamton 2 26.9% 1 50.2% 105.8%
Harrisburg 1 15.1% 2 13.4% 16.0%
York 1 24.0% 1 24.4% 13.7%
Baltimore 3 10.8% 2 23.3% 198.8%
U.S. States
Delaware* NM 0.01% 1 27.3% NM
Maryland 3 7.9% 2 14.9% 144.7%
Source: FDIC summary of deposits
2006 2012
Broader, Denser Franchise
M&T grew deposit share within its core markets
In 2006, M&T ranked as the 16th largest national SBA lender, today we are 6 th
(measured by total loans made)
* Delaware excludes cyber branches, out of market deposits, and credit card banks (Capital One, TD, and HSBC) from market ranking/deposit share.  “NM” = not meaningful

0.30
0.39
0.43
0.68
0.72
0.83
0.83
0.93
1.10
1.15
1.33
1.35
Peer Median 0.83
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
Net Interest Margin
4.23
3.73 3.73
4.01
3.66
3.56
3.0
3.5
4.0
4.5
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12
MTB Peer Median
Net Chargeoffs / Avg. Loans – 2012
51.53%
60.43%
56.19%
56.50%
63.02%
63.63%
45%
50%
55%
60%
65%
70%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12
MTB Peer Median
Efficiency Ratio
All Peer bank data as noted by SNL Financial; non-recurring income/expenses excluded from efficiency ratio as noted by SNL.
M&T’s Traditional Strengths: Relationship lending with a focus on returns, credit discipline, and operational efficiency
26.0%
29.6%
13.4%
19.4%
23.2%
25.0%
-7.2%
13.8%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12
MTB Peer Median
ROTCE
The Efficiency Ratio is a non-GAAP financial measure. M&T’s Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and merger-related gains).  Refer to the Appendix for a reconciliation of the Efficiency Ratio with GAAP.

• M&T has been profitable in every quarter of the last 36 years – 146 consecutive quarters
• 22 highest annual total return to shareholders among the universe of 687 US-based stocks that have traded continuously since 1980
• Highest stock price appreciation among 100 largest banks in 1983, of which only 23 remain today
•
A History of Above-Average Shareholder Returns
Since 1983, when Chairman Robert Wilmers came to M&T, net operating earnings per share have grown at a compounded annual rate of 17%
nd
M&T’s stock has outperformed the S&P Bank Index by 21%, 63% and 68% over the
3-, 5-, and 10-year periods ended 12/31/12

17% Net Operating EPS CAGR
15% Dividend CAGR
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

M&T Bank Corporation

Earnings & Dividend Growth: 1983 – 2012
Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.
Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP
Dividends GAAP EPS Impact of Amortization and Merger-related expenses
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
2.80
5.84
6.55
7.88

20 Updates

Update on Hudson City merger
Regulatory approvals pending
CapPR feedback due mid-March
Hudson City Shareholder Approvals
Proxy mailing to MTB/HCBK shareholders   February 27
M&T Bank Special Meeting of Shareholders   April 16
Hudson City Special Meeting of Shareholders   April 18
Projected merger closing 2nd quarter 2013

Projected merger benefits to M&T little changed from August announcement
Update on Hudson City merger (continued)
Accretive to earnings and capital in 2013 – high single digit in 2014
Targeting 24% cost savings before FDIC reset
Expect $120mm of pre-tax merger-related expenses in 2013/2014
Fair value marks generally in line with announcement
Accounting for loans acquired at a premium differs from recent M&T acquisitions

Outlook
FY 2013 outlook in line with comments on January Conference Call
About 3 bps per quarter of core NIM pressure over 2013, before Hudson City
Mid single-digit growth in earning assets
Well controlled operating expenses (ex HCBK)
Stable to slightly lower net charge-offs

24 Appendix

Reconciliation of GAAP to Non-GAAP measures
Net Income ('$'s in millions)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Net income
$268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $1,029.5
Intangible amortization*
56.1          99.4          32.5          47.8          46.1          34.7          38.5          40.5          40.5          39.0          35.3          37.6          37.0
Merger-related items*
16.4          4.8            -            39.2          -            -            3.0            9.1            2.2            36.5          (16.3)         (12.8)         6.0
Net operating income $340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $1,072.5
Pre-Tax, Pre-Provision
Income ('$'s in millions)
Net Income for EPS
$268.2 $353.1 $456.8 $573.9 $722.5 $782.2 $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $953.4
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $76.1
Income Taxes
$154.1 $198.5 $219.1 $276.8 $344.0 $388.7 $392.4 $309.2 $183.9 $139.4 $356.6 $365.1 $523.0
GAAP Pre-tax Income
$422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $1,552.5
Provision for credit losses
38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 270.0 204.0
Pre-Tax, Pre-Provision Income
$460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $1,756.5
Earnings Per Share
Diluted earnings per share
$3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $7.54
Intangible amortization*
0.67          1.00          0.34          0.41          0.38          0.30          0.33          0.37          0.36          0.34          0.29          0.30          0.29
Merger-related items*
0.20          0.05          -            0.34          -            -            0.03          0.08          0.02          0.31          (0.14)         (0.10)         0.05
Diluted net operating
earnings per share $4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $7.88
Efficiency Ratio ('$'s in millions)
Non-interest expenses $718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $2,509.3
less: intangible amortization 69.6          121.7        51.5          78.2          75.4          56.8          63.0          66.5          66.6          64.3          58.1          61.6          60.6
less: merger-related expenses
26.0          8.0            -            60.4          -            -            5.0            14.9          3.5            89.2          0.8            83.7          9.9
Non-interest operating expenses
$623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $2,438.8
Tax equivalent revenues
$1,189.4 $1,653.3 $1,773.6 $2,446.2 $2,694.9 $2,761.3 $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6 $4,292.2
less: gain/(loss) on sale of securities
(3.1)           1.9            (0.6)           2.5            2.9            1.2            2.6            1.2            34.4          1.2            2.8            150.2        0.0
less: net OTTI losses recognized
-            -            -            -            -            (29.4)         -            (127.3)       (182.2)       (138.3)       (86.3)         (77.0)         (47.8)
less: merger-related gains
-            -            -            -            -            -            -            -            -            29.1          27.5          64.9          -
Denominator for efficiency ratio $1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $4,340.0
Net operating efficiency ratio
52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 56.2%
*Net of tax

Reconciliation of GAAP to Non-GAAP measures
Average Assets 2006 2007 2008 2009 2010 2011 2012
$'s in millions
Average assets 55,839 $  58,545 $  65,132 $  67,472 $  68,380 $  73,977 $  79,983 $
Goodwill (2,908)      (2,933)      (3,193)      (3,393)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (191)         (221)         (214)         (191)         (153)         (168)         (144)
Deferred taxes 38            24            30            33            29            43            42
Average tangible assets 52,778 $  55,415 $  61,755 $  63,921 $  64,731 $  70,327 $  76,356 $
Average Common Equity
$'s in millions
Average common equity 6,041 $    6,247 $    6,423 $    6,616 $    7,367 $    8,207 $    8,834 $
Goodwill (2,908)      (2,933)      (3,193)      (3,393)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (191)         (221)         (214)         (191)         (153)         (168)         (144)
Deferred taxes 38            24            30            33            29            43            42
Average tangible common equity 2,980 $    3,117 $    3,046 $    3,065 $    3,718 $    4,557 $    5,207 $

$'s in millions
1991Q3 1991Q4 1992Q1 1992Q2 1992Q3 1992Q4 1993Q1 1993Q2 1993Q3 1993Q4 1994Q1 1994Q2 1994Q3 1994Q4 1995Q1 1995Q2 1995Q3 1995Q4 1996Q1 1996Q2 1996Q3
Net income $17.4 $18.2 $26.9 $28.4 $21.0 $21.6 $24.3 $25.2 $25.8 $26.6 $27.6 $28.7 $29.1 $31.9 $27.2 $31.5 $35.6 $36.8 $36.1 $38.7 $35.9
less: Extraordinary items, net of tax (per FR-Y9C, Sch. HI) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
less: Realized gains (losses) on securities, net of tax (35%) 0.2 0.1 9.3 8.9 0.5 -0.5 0.5 0.0 0.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 3.2 -0.3 0.2 0.1 0.0
FDIC Core Earnings metric $17.2 $18.1 $17.6 $19.5 $20.5 $22.1 $23.8 $25.2 $25.8 $26.6 $27.6 $28.7 $29.0 $31.9 $27.2 $31.5 $32.4 $37.1 $35.9 $38.6 $35.9
Total Assets, end of period 8,805    9,171    9,019    8,752    10,266 9,588    10,423 10,457 10,930 10,365 10,415 10,336 10,301 10,529 11,277 11,630 11,754 11,956 12,671 12,542 12,821
Numerator for Core Earnings Ratio: 4-Qtr Core Earnings 75.7 79.7 85.9 91.6 96.8 101.4 105.2 108.7 112.0 117.2 116.8 119.6 123.0 128.1 136.8 144.0 147.4
Denominator for Core Earnings Ratio: 5-Qtr Avg. Assets 9,203    9,359    9,609    9,897    10,333 10,353 10,518 10,501 10,469 10,389 10,571 10,814 11,098 11,429 11,857 12,111 12,349
FDIC Core Earnings Ratio 0.82% 0.85% 0.89% 0.93% 0.94% 0.98% 1.00% 1.04% 1.07% 1.13% 1.10% 1.11% 1.11% 1.12% 1.15% 1.19% 1.19%
1996Q4 1997Q1 1997Q2 1997Q3 1997Q4 1998Q1 1998Q2 1998Q3 1998Q4 1999Q1 1999Q2 1999Q3 1999Q4 2000Q1 2000Q2 2000Q3 2000Q4 2001Q1 2001Q2 2001Q3 2001Q4
Net income $40.4 $41.3 $42.8 $45.9 $46.3 $49.0 $44.7 $56.5 $57.9 $66.9 $65.0 $67.6 $66.1 $68.2 $71.5 $74.4 $72.0 $83.7 $94.8 $97.9 $101.7
less: Extraordinary items, net of tax (per FR-Y9C, Sch. HI) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
less: Realized gains (losses) on securities, net of tax (35%) -0.3 0.0 -0.1 0.0 0.0 0.0 0.2 0.2 0.7 0.1 0.0 0.9 0.0 0.0 0.0 0.0 -2.0 0.1 1.0 0.2 0.0
FDIC Core Earnings metric $40.7 $41.3 $42.9 $45.9 $46.3 $49.0 $44.5 $56.2 $57.2 $66.8 $65.0 $66.7 $66.1 $68.2 $71.5 $74.4 $74.0 $83.6 $93.8 $97.7 $101.7
Total Assets, end of period 12,944 13,122 13,441 13,675 14,003 14,570 20,138 19,478 20,584 20,285 21,205 21,759 22,409 22,762 21,746 22,009 28,949 30,925 31,202 31,139 31,450
Numerator for Core Earnings Ratio: 4-Qtr Core Earnings 151.1 156.5 160.8 170.8 176.4 184.1 185.7 196.0 206.9 224.7 245.2 255.7 264.6 266.1 272.6 280.3 288.2 303.5 325.8 349.1 376.9
Denominator for Core Earnings Ratio: 5-Qtr Avg. Assets 12,587 12,820 12,974 13,201 13,437 13,762 15,165 16,373 17,755 19,011 20,338 20,662 21,249 21,684 21,976 22,137 23,575 25,278 26,966 28,845 30,733
FDIC Core Earnings Ratio 1.20% 1.22% 1.24% 1.29% 1.31% 1.34% 1.22% 1.20% 1.17% 1.18% 1.21% 1.24% 1.25% 1.23% 1.24% 1.27% 1.22% 1.20% 1.21% 1.21% 1.23%
2002Q1 2002Q2 2002Q3 2002Q4 2003Q1 2003Q2 2003Q3 2003Q4 2004Q1 2004Q2 2004Q3 2004Q4 2005Q1 2005Q2 2005Q3 2005Q4 2006Q1 2006Q2 2006Q3 2006Q4 2007Q1
Net income $120.6 $121.5 $117.2 $125.8 $116.6 $134.1 $156.4 $166.9 $159.5 $184.4 $186.4 $192.2 $189.2 $196.8 $191.1 $205.0 $202.9 $212.6 $210.3 $213.3 $176.0
less: Extraordinary items, net of tax (per FR-Y9C, Sch. HI) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
less: Realized gains (losses) on securities, net of tax (35%) 0.1 -0.1 -0.4 0.0 0.2 0.2 0.0 1.3 1.6 0.0 0.0 0.2 0.1 0.0 -18.2 -0.2 0.0 0.2 0.7 0.7 0.7
FDIC Core Earnings metric $120.5 $121.6 $117.6 $125.8 $116.4 $133.9 $156.4 $165.6 $157.9 $184.4 $186.4 $192.0 $189.1 $196.8 $209.3 $205.2 $202.9 $212.4 $209.6 $212.6 $175.3
Total Assets, end of period 31,296 31,686 34,148 33,175 33,444 50,399 50,259 49,826 50,832 52,094 52,887 52,939 53,887 54,482 54,841 55,146 55,420 56,507 56,373 57,065 57,842
Numerator for Core Earnings Ratio: 4-Qtr Core Earnings 413.7 441.5 461.4 485.5 481.5 493.8 532.5 572.4 613.8 664.2 694.3 720.7 751.9 764.3 787.1 800.4 814.2 829.8 830.1 837.5 809.9
Denominator for Core Earnings Ratio: 5-Qtr Avg. Assets 31,202 31,355 31,944 32,351 32,750 36,570 40,285 43,420 46,952 50,682 51,180 51,716 52,528 53,258 53,807 54,259 54,755 55,279 55,658 56,102 56,642
FDIC Core Earnings Ratio 1.33% 1.41% 1.44% 1.50% 1.47% 1.35% 1.32% 1.32% 1.31% 1.31% 1.36% 1.39% 1.43% 1.44% 1.46% 1.48% 1.49% 1.50% 1.49% 1.49% 1.43%
2007Q2 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3
Net income $214.2 $199.2 $65.0 $202.2 $160.3 $91.2 $102.2 $64.2 $51.2 $127.7 $136.8 $151.0 $188.8 $192.0 $204.4 $206.3 $322.3 $183.1 $147.8 $206.5 $233.4 $293.5
less: Extraordinary items, net of tax (per FR-Y9C, Sch. HI) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
less: Realized gains (losses) on securities, net of tax (35%) 0.2 -0.1 -82.7 21.7 -3.5 -99.0 -15.3 -20.6 -15.9 -30.6 -22.1 -17.1 -14.5 -5.3 -17.4 15.2 54.7 -6.2 -16.1 -7.4 -10.8 -3.4
FDIC Core Earnings metric $214.0 $199.3 $147.7 $180.5 $163.8 $190.2 $117.5 $84.8 $67.1 $158.3 $158.9 $168.1 $203.3 $197.3 $221.8 $191.1 $267.6 $189.3 $163.9 $213.9 $244.2 $296.9
Total Assets, end of period 57,869 60,008 64,876 66,086 65,893 65,247 65,816 64,883 69,913 68,997 68,880 68,439 68,154 68,247 68,021 67,881 77,727 77,864 77,924 79,187 80,808 81,085
Numerator for Core Earnings Ratio: 4-Qtr Core Earnings 811.4 801.1 736.3 741.5 691.3 682.1 651.9 556.2 459.6 427.7 469.0 552.3 688.6 727.6 790.5 813.5 877.8 869.8 811.9 834.7 811.3 918.9
Denominator for Core Earnings Ratio: 5-Qtr Avg. Assets 57,131 57,832 59,532 61,336 62,946 64,422 65,584 65,585 66,351 66,971 67,698 68,223 68,877 68,544 68,348 68,148 70,006 71,948 73,884 76,117 78,702 79,374
FDIC Core Earnings Ratio 1.42% 1.39% 1.24% 1.21% 1.10% 1.06% 0.99% 0.85% 0.69% 0.64% 0.69% 0.81% 1.00% 1.06% 1.16% 1.19% 1.25% 1.21% 1.10% 1.10% 1.03% 1.16%
Reconciliation of GAAP to Non-GAAP measures

Of the largest 100
banks operating in
1983, only 23 remain
today
Among the
remaining, M&T
ranks 1
st
in stock
price growth
M&T Bank Corporation… a solid investment
(1) 1983 Stock
Prices Source: Compustat and/or Bigcharts.com
Stock
Closing Price at Return
12/31/2012 3/31/1983 CAGR
Rank Company Name Ticker ($)
($)
1
(%)
1 M&T Bank Corporation MTB 98.47 1.34 15.5
2 State Street Corporation STT 47.01 1.06 13.6
3 U.S. Bancorp USB 31.94 0.92 12.7
4 Northern Trust Corporation NTRS 50.16 1.51 12.5
5 Wells Fargo & Company WFC 34.18 1.18 12.0
23
— — 3.4
Median — — 8.2
MTB Price @ Median Growth Rate 14.15 1.34 8.2

M&T Bank Corporation… a solid investment
19.6% Annual rate of return since 1980*
–
22
nd
best return of the entire universe of over 700 U.S. based
stocks that have traded publicly since 1980
$2,743 invested in M&T in 1980 would be worth $1 million today
*CAGR calculated assuming reinvestment of dividends through December 31, 2012.
Rank Company Name Industry Annual Return
1 Eaton Vance Corp. Financials 25.0
2 Gap Inc. Consumer Discretionary 23.3
3 Limited Brands Inc. Consumer Discretionary 23.1
4 TJX Cos. Consumer Discretionary 22.6
5 Wal-Mart Stores Inc. Consumer Staples 21.9
6 Stryker Corp. Health Care 21.7
7 Mylan Inc. Health Care 21.5
8 HollyFrontier Corp. Energy 21.3
9 Valspar Corp. Materials 21.3
10 Precision Castparts Corp. Industrials 21.2
11 Hasbro Inc. Consumer Discretionary 21.2
12 Progressive Corp. Financials 20.9
13 State Street Corp. Financials 20.2
14 Berkshire Hathaway Inc. Cl A Financials 20.1
15 Danaher Corp. Industrials 19.9
16 Flowers Foods Inc. Consumer Staples 19.8
17 AFLAC Inc. Financials 19.7
18 Raven Industries Inc. Industrials 19.7
19 Robert Half International Inc. Industrials 19.7
20 Leucadia National Corp. Financials 19.7
21 Sherwin-Williams Co. Materials 19.7
22 M&T Bank Corp. Financials 19.6